WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION 2ND QUARTER 2025

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity , results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate ,” “ should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to :  unpredictable changes in general economic or political conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ;  unstable political and economic conditions, including changes in tariff policies, which could materially impact credit quality trends and the ability to generate loans and gather deposits ;  inflation and governmental responses to inflation, including recent sustained increases and potential future increases in interest rates that reduce margins ;  the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ;  significant changes in accounting, tax or regulatory practices or requirements ;  new legal obligations or liabilities or unfavorable resolutions of litigation ;  disruptive technologies in payment systems and other services traditionally provided by banks ;  the highly competitive industry and market area in which we operate ;  operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ;

FORWARD - LOOKING STATEMENTS 3  failure or circumvention of our internal controls or procedures ;  changes in the securities markets which affect investment management revenues ;  increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ;  the soundness of other financial services institutions which may adversely affect our credit risk ;  certain of our intangible assets may become impaired in the future ;  the duration and scope of potential pandemics, including the emergence of new variants and the response thereto ;  new lines of business or new products and services, which may subject us to additional risks ;  changes in key management personnel which may adversely impact our operations ;  severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business ; and  other risk factors detailed from time to time in our SEC filings . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on the se forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised for ward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events , except to the extent required by law.

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s purpose drives the outcome we envision for Western New England Bancorp . 4 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lending Officer Kevin C . O’Connor, Executive Vice President & Chief Operating Officer John E . Bonini , Senior Vice President & General Counsel Filipe Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer Daniel A . Marini , Senior Vice President, Retail Banking & Marketing Christine Phillips , Senior Vice President, Chief Human Resources Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer 5

2 Q2025 QUARTERLY EARNINGS 6 2Q2024 (3) 3Q2024 4Q2024 (2) 1Q2025 2Q2025 (1) ($ in thousands , except EPS ) $ 14,470 $ 14,728 $ 15,273 $ 15,534 $ 17,642 Net interest income (294) 941 (762) 142 (615) (Reversal of) provision for credit losses 3,834 3,141 3,254 2,759 3,411 Non - interest income 14,314 14,406 14,926 15,184 15,656 Non - interest expense 4,284 2,522 4,363 2,967 6,012 Income before taxes 771 618 1,075 664 1,422 Income tax expense $ 3,513 $ 1,904 $ 3,288 $ 2,303 $ 4,590 Net income $ 0.17 $ 0.09 $ 0.16 $ 0.11 $ 0.23 Diluted earnings per share (EPS) 0.55% 0.29% 0.49% 0.35% 0.69% Return on average assets (ROA) 6.03% 3.19% 5.48% 3.94% 7.76% Return on average equity (ROE) 2.42% 2.40% 2.41% 2.49% 2.80% Net interest margin 2.44% 2.42% 2.43% 2.51% 2.82% Net interest margin, on a tax - equivalent basis (1) Non - interest income includes a $243,000 gain on non - marketable equity investments. (2) Non - interest income includes a $300,000 gain on non - marketable equity investments. (3) Non - interest income includes a $987,000 gain on non - marketable equity investments.

NET INTEREST INCOME AND NET INTEREST MARGIN 7 $14.5 $14.7 $15.3 $15.5 $17.6 2.42% 2.40% 2.41% 2.49% 2.80% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Net interest income ($) Net interest margin (%) On a sequential quarter basis, net interest income, our primary driver of revenues, increased $ 2 . 1 million, or 13 . 6% , to $ 17 . 6 million for the three months ended June 30 , 2025 , from $ 15 . 5 million for the three months ended March 31 , 2025 . The increase in net interest income was primarily due to an increase in interest income of $ 1 . 2 million, or 4 . 1% , and a decrease in interest expense of $ 933 , 000 , or 7 . 2% . The net interest margin increased 31 basis points from 2 . 49 % for the three months ended March 31 , 2025 to 2 . 80 % for the three months ended June 30 , 2025 . ($ in millions)

TOTAL LOANS 8 $2,017 $2,039 $2,063 $2,073 $2,081 4.88% 4.93% 4.88% 4.91% 5.08% 4.75% 4.80% 4.85% 4.90% 4.95% 5.00% 5.05% 5.10% 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $1,975 $2,000 $2,025 $2,050 $2,075 $2,100 AVERAGE LOANS OUTSTANDING Average Loans Outstanding Average Loan Yield, Tax-Equivalent Basis $2,024 $2,046 $2,067 $2,077 $2,090 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $2,000 $2,025 $2,050 $2,075 $2,100 PERIOD - END LOANS OUTSTANDING (1) Total gross loans increased $ 22 . 1 million, or 1 . 1% , from $ 2 . 1 billion, or 77 . 9 % of total assets, at December 31 , 2024 to $ 2 . 1 billion, or 77 . 1 % of total assets, at June 30 , 2025 . The increase in total gross loans was primarily driven by an increase in residential real estate loans, including home equity loans, of $ 29 . 7 million, or 3 . 8% , and an increase in commercial and industrial loans of $ 22 . 8 million, or 10 . 8% . The increase in commercial and industrial loans was partially due to an increase in line of credit utilization, from 21 . 9 % at December 31 , 2024 to 26 . 1 % at June 30 , 2025 . These increases were partially offset by a decrease in commercial real estate loans of $ 29 . 5 million, or 2 . 7% , and a decrease in consumer loans of $ 879 , 000 , or 20 . 0% . ($ in millions) (1) Represents gross loans for the periods noted.

COMMERCIAL AND INDUSTRIAL LOANS 9 $216 $210 $212 $216 $235 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $195 $200 $205 $210 $215 $220 $225 $230 $235 $240 Total commercial and industrial (“C&I”) loans increased $ 22 . 8 million, or 10 . 8% , to $ 234 . 5 million at June 30 , 2025 , from $ 211 . 7 million at December 31 , 2024 . The increase in commercial and industrial loans was partially due to an increase in line of credit utilization, from 21 . 9 % at December 31 , 2024 to 26 . 1 % at June 30 , 2025 . ($ in millions)

COMMERCIAL & INDUSTRIAL PORTFOLIO (1) 10 (1) % of total loans as of June 30, 2025. Other , 2.9% Manufacturing , 2.6% Merchant Wholesalers , 1.7% Educational Services , 1.3% Construction Sand and Gravel Mining , 1.1% Specialty Trade Contractors , 0.6% Healthcare , 0.4% Heavy and Civil Engineering Construction , 0.5% Hotels , 0.1%

COMMERCIAL REAL ESTATE LOANS 11 $1,057 $1,083 $1,076 $1,073 $1,046 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $1,000 $1,010 $1,020 $1,030 $1,040 $1,050 $1,060 $1,070 $1,080 $1,090 $1,100 At June 30 , 2025 , total commercial real estate (“CRE”) loans decreased $ 29 . 5 million, or 2 . 7% , to $ 1 . 0 billion from December 31 , 2024 . ($ in millions)

COMMERCIAL REAL ESTATE LOANS (CRE) (1) 12 ($ in thousands) (1) As of June 30, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC ma y d iffer from the Call Report. At June 30 , 2025 , the commercial real estate portfolio totaled $ 1 . 0 billion, and represented 50 . 1 % of total gross loans . Of the $ 1 . 0 billion, $ 859 . 2 million, or 82 . 1% , were categorized as non - owner occupied commercial real estate and $ 187 . 0 million, or 17 . 9% , were categorized as owner occupied commercial real estate . % of Total Bank Risk - Based Capital (RBC) (2) % of Total Loans % of CRE Portfolio Total Owner Occupied Non - Owner Occupied Property Type 72.5% 9.4% 18.8% $ 196,476 $ 21,790 $ 174,686 Office 61.7% 8.0% 16.0% 167,256 48,719 118,537 Industrial 58.6% 7.6% 15.2% 158,795 - 158,795 Apartment 43.4% 5.6% 11.3% 117,783 6,943 110,840 Retail 28.4% 3.7% 7.4% 77,053 6,166 70,887 Mixed Use 24.4% 3.3% 6.2% 66,101 29,987 36,114 Other 15.6% 2.0% 4.0% 42,363 - 42,363 Hotel/Hospitality 14.1% 1.8% 3.6% 38,115 35,467 2,648 Automotive Sales 13.8% 1.8% 3.6% 37,398 297 37,101 Self Storage 12.4% 1.6% 3.2% 33,649 9,759 23,890 Warehouse 11.8% 1.5% 3.1% 31,919 6,447 25,472 Shopping Center 11.5% 1.5% 3.0% 31,238 6,119 25,119 Adult Care/Assisted Living 9.7% 1.3% 2.5% 26,251 15,349 10,902 School/Higher Education 8.0% 1.0% 2.1% 21,808 - 21,808 Student Housing 385.9% 50.1% 100.0% $ 1,046,205 $ 187,043 $ 859,162 Total commercial real estate loans 385.9% 69.0% 316.9% % of Total Bank Risk - Based Capital 17.9% 82.1% % of Total CRE Loans

COMMERCIAL REAL ESTATE – NON - OWNER OCCUPIED (1) 13 At June 30 , 2025 , the non - owner occupied CRE portfolio totaled $ 859 . 2 million, or 316 . 9 % of total RBC . Of the $ 859 . 2 million, $ 436 . 6 million, or 50 . 8 % of non - owner occupied CRE, was concentrated in Massachusetts and $ 275 . 7 million, or 32 . 1 % of non - owner occupied CRE, was concentrated in Connecticut . At June 30 , 2025 , the office portfolio represented the largest concentration of non - owner occupied CRE at 64 . 4 % of total RBC with a weighted average LTV of 63 . 0% . The apartment portfolio represented 58 . 6 % of total RBC with a weighted average LTV of 53 . 1% . ($ in thousands) (1) As of June 30, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may differ fro m the Call Report . (3) Weighted average LTV is based on the original appraisal and the current loan balance. Weighted Average Loan to Value (LTV) (3) % of Total RBC (2) Total Other ME RI NH CT MA Property Type 63.0% 64.4% 174,686 - 11,305 - 39,686 62,025 61,670 Office 53.1% 58.6% 158,795 - - 25,594 - 40,477 92,724 Apartment 56.4% 43.7% 118,537 4,490 - 10,907 - 33,682 69,458 Industrial 52.1% 40.9% 110,840 - 11,273 6,145 13,561 26,023 53,838 Retail 57.3% 26.1% 70,887 4,677 - 12,936 - 20,715 32,559 Mixed Use 52.1% 15.6% 42,363 - - - - 21,922 20,441 Hotel/Hospitality 63.2% 13.7% 37,101 - - - 777 9,180 27,144 Self Storage 54.3% 13.3% 36,114 - 122 - 692 5,796 29,504 Other 48.9% 9.4% 25,472 - - - - 19,389 6,083 Shopping Center 63.5% 9.3% 25,119 - - - - 16,419 8,700 Adult Care/Assisted Living 41.9% 8.8% 23,890 1,685 - - - 4,952 17,253 Warehouse 61.5% 8.1% 21,808 344 - 2,660 15,131 3,673 Student Housing 44.1% 4.0% 10,902 - - - - - 10,902 School/Higher Education 38.6% 1.0% 2,648 - - - - - 2,648 Automotive Sales 56.2% 316.9% $859,162 $ 11,196 $ 22,700 $55,582 $ 57,376 $ 275,711 $436,597 Total non - owner occupied commercial real estate

COMMERCIAL REAL ESTATE – OFFICE BUILDINGS (1) 14 ($ in thousands) (1) As of June 30, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By Collateral Type 42.7% 58.9% $ 115,661 $ 10,343 $ 105,318 Office/Medical 4.3% 5.9% 11,615 7,979 3,636 Office/Professional Metro 15.3% 21.1% 41,377 3,245 38,132 Office/Professional Suburban 10.2% 14.1% 27,823 223 27,600 Office/Professional Urban 72.5% 100.0% $ 196,476 $ 21,790 $ 174,686 Total Office Portfolio 8.1% 64.4% Percent of RBC % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By State 29.9% 41.2% $ 80,993 $ 19,323 $ 61,670 Massachusetts 23.8% 32.8% 64,492 2,467 62,025 Connecticut 14.6% 20.2% 39,686 - 39,686 New Hampshire 4.2% 5.8% 11,305 - 11,305 Other 72.5% 100.0% $ 196,476 $ 21,790 $ 174,686 Total Office Portfolio % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By Risk Rating 69.4% 95.9% $ 188,257 $ 21,494 $ 166,763 Pass 0.1% - 74 - 74 Special Mention 3.0% 4.1% 8,145 296 7,849 Substandard 72.5% 100.0% $ 196,476 $ 21,790 $ 174,686 Total Office Portfolio • As of June 30 , 2025 , the office portfolio totaled $ 196 . 5 million, or 72 . 5 % of RBC, and represented 18 . 8 % of total CRE loans . • Non - owner occupied office totaled $ 174 . 7 million, or 64 . 4 % of total RBC, and owner - occupied office totaled $ 21 . 8 million, or 8 . 1 % of total RBC . • Office exposure is concentrated in medical - office, totaling $ 115 . 7 million, or 58 . 9% , of the total office portfolio . • Of the $ 196 . 5 million in total office, 41 . 2 % is concentrated in Massachusetts and 32 . 8 % is concentrated in Connecticut . The Company does not have any exposure in greater Boston or New York . • Of the $ 196 . 5 million in total office, 95 . 9 % of the office portfolio is in the pass - rated category . • There is approximately $ 36 . 4 million, or 18 . 5 % of the total office portfolio, maturing by the end of 2026 .

RESIDENTIAL REAL ESTATE LOANS (1) 15 $746 $749 $776 $784 $805 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $710 $720 $730 $740 $750 $760 $770 $780 $790 $800 $810 At June 30 , 2025 , residential real estate loans, including home equity loans, increased $ 29 . 7 million, or 3 . 8% , from $ 775 . 7 million at December 31 , 2024 to $ 805 . 4 million . At June 30 , 2025 , the Company serviced $ 81 . 6 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential real estate loans . ($ in millions) (1) Residential real estate loans includes home equity loans.

INVESTMENT PORTFOLIO 16 The held - to - maturity (“HTM”) and available - for - sale (“AFS”) securities portfolio totaled $ 376 . 5 million and represented 13 . 9 % of total assets at June 30 , 2025 and $ 365 . 7 million, or 13 . 8 % of total assets, at December 31 , 2024 . The HTM unrealized losses, net of tax, were approximately $ 25 . 7 million, or 13 . 0% , of the total HTM amortized cost basis . If the HTM losses, net of tax, were included in capital, the losses would represent 10 . 2 % of Tier 1 capital and negatively impact tangible common equity (“TCE”), a non - GAAP financial measure, by 1 . 0% . The AFS unrealized losses, net of tax, were approximately $ 19 . 8 million , or 9 . 7 % of the total AFS amortized cost basis . As a percentage of Tier 1 capital, the AFS unrealized losses, net of tax, represented 7 . 9 % of Tier 1 capital and negatively impacted TCE, a non - GAAP financial measure, by 0 . 7% . (1) Tier 1 Capital represents Westfield Bank’s Tier 1 Capital as of June 30, 2025. (2) Impact to TCE is net of tax. TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures . The table below displays the investment portfolio as of June 30 , 2025 Impact to TCE ( Non - GAAP) (2) Net of Tax Loss as a % of Tier 1 Capital (1) Net of Tax Loss as a % of Amortized Cost Basis Unrealized Loss, Net of Tax Fair Value % of Investment Portfolio’s Amortized Cost Basis Amortized Cost Basis (Dollars in millions) (1.0%) 10.2% (13.0%) ($25.7) $ 162.3 49.0% $197.7 HTM ( 0.7%) 7.9% (9.7%) ($19.8) $ 178.8 51.0% $205.3 AFS (1.7%) 18.1% ( 11.3%) ($45.5) $ 341.1 100.0% $403.0 Total Investments

TOTAL DEPOSITS 17 $1,500 $1,524 $1,559 $1,629 $1,640 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $1,400 $1,450 $1,500 $1,550 $1,600 $1,650 $1,700 PERIOD - END CORE DEPOSITS At June 30 , 2025 , total deposits of $ 2 . 3 billion increased $ 67 . 5 million , or 3 . 0% , from December 31 , 2024 . Core deposits, which the Company defines as all deposits except time deposits, increased $ 81 . 4 million, or 5 . 2% , from $ 1 . 6 billion, or 68 . 9 % of total deposits, at December 31 , 2024 , to $ 1 . 6 billion, or 70 . 4 % of total deposits, at June 30 , 2025 . Time deposits decreased $ 13 . 9 million, or 2 . 0% , from $ 703 . 6 million at December 31 , 2024 to $ 689 . 7 million at June 30 , 2025 . At June 30 , 2025 , the Bank’s uninsured deposits totaled $ 688 . 4 million, or 29 . 5 % of total deposits, compared to $ 643 . 6 million, or 28 . 4 % of total deposits, at December 31 , 2024 . $672 $700 $704 $699 $690 2Q2024 (1) 3Q2024 (1) 4Q2024 (1) 1Q2025 (1) 2Q2025 $655 $660 $665 $670 $675 $680 $685 $690 $695 $700 $705 $710 PERIOD - END TIME DEPOSITS ($ in millions) (1) Includes $1.7 million in brokered time deposits for all periods presented.

AVERAGE TOTAL DEPOSITS 18 $1,589 $1,621 $1,684 $1,732 $1,732 $549 $559 $579 $570 $573 1.94% 2.04% 2.01% 2.00% 1.82% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 $2,500 AVERAGE DEPOSITS AND RATES Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Total average deposits, consisting of interest - bearing and non - interest bearing deposits, increased $ 3 . 4 million, or 0 . 1% , from the three months ended March 31 , 2025 , to $ 2 . 3 billion, for the three months ended June 30 , 2025 . The average cost of deposits decreased 18 basis point, from 2 . 00 % for the three months ended March 31 , 2025 to 1 . 82 % for the three months ended June 30 , 2025 . ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 19 $1,488 $1,492 $1,562 $1,599 $1,614 0.87% 0.93% 0.98% 1.08% 1.01% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 AVERAGE CORE DEPOSITS AND RATES During the three months ended June 30 , 2025 , average core deposits of $ 1 . 6 billion, including non - interest bearing deposits, increased $ 15 . 6 million , or 1 . 0% , from the three months ended March 31 , 2025 . During the three months ended June 30 , 2025 , average time deposits of $ 690 . 6 million decreased $ 12 . 2 million, or 1 . 7% , from the three months ended March 31 , 2025 . During the three months ended June 30 , 2025 , the average cost of core deposits, including non - interest bearing demand deposits, decreased 7 basis points from the three months ended March 31 , 2025 , while the average cost of time deposits decreased 42 basis points during the same period . ($ in millions) $650 $689 $700 $703 $691 4.39% 4.44% 4.31% 4.11% 3.69% 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% 4.25% 4.75% $500 $600 $700 $800 AVERAGE TIME DEPOSITS AND RATES

LOAN - TO - DEPOSIT RATIO 20 93.3% 92.1% 91.5% 89.3% 89.8% 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 87% 88% 89% 90% 91% 92% 93% 94% PERIOD - END LOAN - TO - DEPOSIT RATIO 69.1% 68.5% 68.9% 70.0% 70.4% 30.9% 31.5% 31.1% 30.0% 29.6% 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 0% 10% 20% 30% 40% 50% 60% 70% 80% CORE DEPOSITS AND TIME DEPOSITS AS A % OF TOTAL DEPOSITS Core deposits/Total deposits Time deposits/Total deposits

WHOLESALE FUNDING 21 $155 $152 $123 $122 $122 5.00% 5.05% 5.04% 5.04% 5.04% 4.85% 4.90% 4.95% 5.00% 5.05% 5.10% 5.15% 5.20% 5.25% 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 $25 $45 $65 $85 $105 $125 $145 $165 WHOLESALE FUNDING (Includes $20 million in Subordinated Debt) (1) Wholesale Funding Average Cost of Funds The Bank is considered to be well - capitalized as defined by regulators ( see slide 27 ) . The Bank’s Tier 1 Leverage Ratio to adjusted average assets was 9 . 29 % at June 30 , 2025 and 9 . 34 % at December 31 , 2024 . In addition, Westfield Bank’s TCE Ratio (2) , a non - GAAP financial measure, exceeds the Federal Home Loan Bank of Boston (“FHLB”) requirements to continue to utilize the FHLB as a funding source . At June 30 , 2025 , total borrowings decreased $ 1 . 3 million, or 1 . 1% , from $ 123 . 1 million at December 31 , 2024 to $ 121 . 8 million . At June 30 , 2025 , short - term borrowings decreased $ 1 . 4 million, or 25 . 1% , to $ 4 . 0 million, compared to $ 5 . 4 million at December 31 , 2024 . Long - term borrowings were $ 98 . 0 million at June 30 , 2025 and December 31 , 2024 . At June 30 , 2025 and December 31 , 2024 , borrowings also consisted of $ 19 . 8 million in fixed - to - floating rate subordinated notes . (1) ($ in millions) (2) TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial meas ures.

22 The Company’s liquidity position remains strong with solid core deposit relationships, cash, unencumbered securities and access to diversified borrowing sources . At June 30 , 2025 , the Company had available borrowing capacity with the FHLB of $ 452 . 7 million, including its overnight Ideal Way Line of Credit . In addition, at June 30 , 2025 , the Company had available borrowing capacity of $ 383 . 8 million from the Federal Reserve Discount Window, with no outstanding borrowings . At June 30 , 2025 , the Company also had available borrowing capacity of $ 25 . 0 million from two unsecured credit lines with correspondent banks, with no outstanding borrowings . At June 30 , 2025 , the Company had $ 1 . 1 billion in immediately available liquidity, compared to $ 688 . 4 million in uninsured deposits, or 29 . 5 % of total deposits, representing a coverage ratio of 164% . Lastly, the Company has access to the brokered deposit market with approval from the Board of Directors to purchase brokered deposits in an amount not to exceed 10 % of total assets . LIQUIDITY Net Available Amount in Use at June 30, 2025 Total Available ($ in millions) Internal Sources: $93.3 - $93.3 Cash and cash equivalents $174.0 - $174.0 Unpledged securities $ 1.7 - $ 1.7 Excess pledged securities External Sources: $452.7 $149.2 $601.9 FHLB $383.8 - $383.8 FRB Discount Window Other Unsecured: $25.0 - $25.0 Correspondent banks $ 1,130.5 $ 149.2 $ 1,279.7 Total Liquidity $688.4 Uninsured deposits 164% Liquidity/Total

________ Source: SNL Financial as of June 30, 2024 Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2024 23 Total Deposit Rank 2024 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,665,987 19.00% 12 1,762,519 13.1% 20 3 Westfield Bank 1,856,455 13.23% 20 2 TD Bank 2,110,916 15.04% 16 4 Bank of America 1,594,814 11.37% 8 5 Berkshire Bank 1,104,828 7.87% 11 6 M&T Bank 1,097,724 7.82% 14 7 KeyBank 1,012,085 7.21% 7 8 Citizens Bank 592,088 4.22% 10 9 Monson Savings Bank 583,716 4.16% 4 10 Country Bank 571,869 4.08% 4 11 New Valley Bank & Trust 287,901 2.05% 3

ASSET QUALITY INDICATORS 24 2Q2025 1Q2025 4Q2024 3Q2024 2Q2024 $3.9M $4.5M $5.0M $4.3M $5.6M Total delinquent loans 0.18% 0.22% 0.24% 0.21% 0.27% Delinquent loans as a % of total loans $5.8M $6.0M $5.4M $4.9M $5.8M Nonaccrual loans 0.27% 0.29% 0.26% 0.24% 0.29% Nonaccrual loans as a % of total loans 0.21% 0.22% 0.20% 0.18% 0.23% Nonaccrual loans as a % of total assets 0.94% 0.95% 0.94% 0.97% 0.96% Allowance for credit losses % of total loans 343% 327% 363% 410% 333% Allowance for credit losses % of NPL ($585K) $29K ($128K) $98K $10K Net charge - offs (recoveries) (0.03%) 0.00% (0.01%) 0.00% 0.00% Net charge - offs (recoveries) as a % average loans At June 30 , 2025 , total delinquent loans totaled $ 3 . 9 million, or 0 . 18 % of total loans, compared to $ 5 . 0 million, or 0 . 24 % of total loans, at December 31 , 2024 . Of the $ 3 . 9 million in delinquent loans, $ 3 . 5 million, or 91 . 5% , represent residential real estate loans, which includes home equity loans . Of the $ 3 . 5 million in delinquent residential real estate loans, $ 1 . 2 million, or 33 . 2% , are 90 days or greater past due .

ASSET QUALITY 25 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for credit losses as a percentage of total loans was 0 . 94 % at June 30 , 2025 and at December 31 , 2024 . At June 30 , 2025 , the allowance for credit losses as a percentage of nonaccrual loans was 343 . 1% , compared to 362 . 9 % at December 31 , 2024 . December 31, 2024 June 30, 2025 ACL / Total Loan Segment Loans Outstanding (1) Allowance for Credit Losses (ACL) (1) ACL / Total Loan Segment Loans Outstanding (1) Allowance for Credit Losses (ACL) (1) 1.17% $ 211,656 $ 2,477 1.14% $ 234,505 $ 2,683 Commercial and industrial 1.27% 1,075,732 13,677 1.29% 1,046,205 13,504 Commercial real estate 0.41% 775,659 3,156 0.42% 805,359 3,370 Residential (2) 4.99% 4,391 219 5.01% 3,512 176 Consumer - - - - - - Unallocated 0.94% $ 2,067,438 $ 19,529 0.94% $ 2,089,581 $ 19,733 Total Loans (1) ( $ in thousands) (2) Includes home equity loans and home equity lines of credit .

ASSET QUALITY 26 2Q2025 1Q2025 4Q2024 3Q2024 2Q2024 ($ in millions) $1.5 $10.7 $11.4 $21.3 $14.6 Special Mention 0.1% 0.5% 0.6% 1.0% 0.7% % of Total Gross Loans $24.6 $25.6 $27.0 $21.9 $22.1 Substandard 1.2% 1.2% 1.3% 1.1% 1.1% % of Total Gross Loans $26.1 $36.3 $38.4 $43.2 $36.7 Total Classified Loans 1.2% 1.7% 1.9% 2.1% 1.8% % of Total Gross Loans At June 30 , 2025 , total classified loans, defined as special mention and substandard loans, totaled $ 26 . 1 million, or 1 . 2 % of total gross loans, representing a decrease of $ 12 . 3 million , or 32 . 0% , from December 31 , 2024 .

CAPITAL MANAGEMENT 27 We are well - capitalized with excess capital. December 31, 2024 June 30, 2025 Consolidated 9.14% 9.10% Tier 1 Leverage Ratio (to Adjusted Average Assets) 12.37% 12.40% Common Equity Tier 1 Capital (to Risk Weighted Assets) 12.37% 12.40% Tier 1 Capital (to Risk Weighted Assets) 14.38% 14.42% Total Capital (to Risk Weighted Assets) As of June 30 , 2025 , the Bank’s Tier 1 Leverage Ratio was 9 . 29% . The Bank’s TCE ratio (1) , a non - GAAP financial measure, was 8 . 56 % at June 30 , 2025 . At June 30 , 2025 , available - for - sale unrealized losses of $ 19 . 8 million, net of tax, negatively impacted the TCE ratio by 0 . 7% . If the held - to - maturity unrealized losses of $ 25 . 7 million, net of tax, were factored in, the TCE ratio would decrease to 7 . 61% . Well Capitalized December 31, 2024 June 30, 2025 Westfield Bank 5.0% 9.34% 9.29% Tier 1 Leverage Ratio (to Adjusted Average Assets) 6.5% 12.64% 12.67% Common Equity Tier 1 Capital (to Risk Weighted Assets) 8.0% 12.64% 12.67% Tier 1 Capital (to Risk Weighted Assets) 10.0% 13.65% 13.69% Total Capital (to Risk Weighted Assets) (1) TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures . x From a regulatory standpoint, we are well - capitalized with excess capital . x We take a prudent approach to capital management .

CAPITAL RETURN TO SHAREHOLDERS 28 # of Shares Year 2,758,051 2021 720,975 2022 649,744 2023 934,282 2024 206,709 1Q - 2025 290,609 2Q - 2025 Annual Dividends per Share Year $0.20 2021 $0.24 2022 $0.28 2023 $0.28 2024 $0.07 1Q - 2025 $0.07 2Q - 2025 SHARE REPURCHASES DIVIDENDS PAID ON COMMON STOCK On April 22 , 2025 , the Board of Directors authorized the 2025 Plan, pursuant to which the Company may repurchase up to 1 . 0 million shares of its common stock, or approximately 4 . 8% , of the Company’s then - outstanding shares of common stock, upon the completion of the 2024 Repurchase Plan (“ 2024 Plan”) . On June 3 , 2025 , the Company announced the completion of its 2024 Plan under which the Company repurchased a total of 1 . 0 million shares at an average price per share of $ 8 . 79 . During the three months ended June 30 , 2025 , the Company repurchased 290 , 609 shares of its common stock at an average price per share of $ 9 . 45 . During the six months ended June 30 , 2025 , the Company repurchased 497 , 318 shares of its common stock at an average price per share of $ 9 . 31 . As of June 30 , 2025 , there were 975 , 000 shares of common stock available for repurchase under the 2025 Plan .

CAPITAL MANAGEMENT 29 $11.07 $11.40 $11.30 $11.44 $11.68 $10.41 $10.73 $10.63 $10.78 $11.01 BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE (non - GAAP ) (1) Book Value Tangible Book Value (non-GAAP) The Company’s book value per share was $ 11.68 at June 30, 2025, compared to $11.30 at December 31, 2024, while tangible book value per share, a non - GAAP financial measure, increased $ 0.38, or 3.6%, from $ 10.63 at December 31, 2024 to $11.01 at June 30, 2025. (1) Tangible book value is a non - GAAP measure. See slides 30 - 32 for the related tangible book value calculation and a reconcilia tion of GAAP to non - GAAP financial measures.

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 30 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other simil arly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Loan interest (no tax adjustment) 26,214$ 24,984$ 25,183$ 25,134$ 24,340$ Tax-equivalent adjustment 121 121 128 119 114 Loan interest (tax-equivalent basis) 26,335$ 25,105$ 25,311$ 25,253$ 24,454$ Net interest income (no tax adjustment) 17,642$ 15,534$ 15,273$ 14,728$ 14,470$ Tax equivalent adjustment 121 121 128 119 114 Net interest income (tax-equivalent basis) 17,763$ 15,655$ 15,401$ 14,847$ 14,584$ Average interest-earning assets 2,530,077$ 2,529,715$ 2,517,017$ 2,441,236$ 2,400,633$ Net interest margin (no tax adjustment) 2.80% 2.49% 2.41% 2.40% 2.42% Net interest margin, tax-equivalent 2.82% 2.51% 2.43% 2.42% 2.44% Book Value per Share (GAAP) 11.68$ 11.44$ 11.30$ 11.40$ 11.07$ Non-GAAP adjustments: Goodwill (0.61) (0.60) (0.60) (0.59) (0.58) Core deposit intangible (0.06) (0.06) (0.07) (0.08) (0.08) Tangible Book Value per Share (non-GAAP) 11.01$ 10.78$ 10.63$ 10.73$ 10.41$ For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 31 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other s imilarly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Total Bank Equity (GAAP) 244,460$ 242,981$ 240,994$ 245,786$ 241,867$ Non-GAAP adjustments: Goodwill (12,487) (12,487) (12,487) (12,487) (12,487) Core deposit intangible net of associated deferred tax (899) (966) (1,033) (1,101) (1,168) Tangible Capital (non-GAAP) 231,074$ 229,528$ 227,474$ 232,198$ 228,212$ Tangible Capital (non-GAAP) 231,074$ 229,528$ 227,474$ 232,198$ 228,212$ Unrealized losses on HTM securities net of tax (25,702) (25,698) (28,346) (22,083) (28,869) Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP) 205,372$ 203,830$ 199,128$ 210,115$ 199,343$ Common Equity Tier (CET) 1 Capital 250,888$ 250,217$ 250,748$ 250,543$ 251,849$ Total Assets for Leverage Ratio (non-GAAP) 2,699,710$ 2,701,212$ 2,684,740$ 2,608,171$ 2,575,093$ Tier 1 Leverage Ratio 9.29% 9.26% 9.34% 9.61% 9.78% Tangible Common Equity (non-GAAP) =Tangible Capital (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 8.56% 8.50% 8.47% 8.90% 8.86% Adjusted Tangible Common Equity for HTM Impact (non- GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 7.61% 7.55% 7.42% 8.06% 7.74% For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 32 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other s imilarly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Efficiency Ratio: Non-interest Expense (GAAP) 15,656$ 15,184$ 14,926$ 14,406$ 14,314$ Net Interest Income (GAAP) 17,642$ 15,534$ 15,273$ 14,728$ 14,470$ Non-Interest Income (GAAP) 3,411$ 2,759$ 3,254$ 3,141$ 3,834$ Non-GAAP adjustments: Unrealized gains (losses) on marketable equity securities (25) 5 9 (10) (4) Gain on non-marketable equity investments (243) - (300) - (987) Non-Interest Income for Adjusted Efficiency Ratio (non- GAAP) $ 3,143 $ 2,764 $ 2,963 $ 3,131 $ 2,843 Total Revenue for Adjusted Efficiency Ratio (non-GAAP) $ 20,785 $ 18,298 $ 18,236 $ 17,859 $ 17,313 Efficiency Ratio (GAAP) 74.36% 83.00% 80.56% 80.62% 78.20% Adjusted Efficiency Ratio (non-GAAP) = (Non-interest Expense (GAAP)/Total Revenue for Efficiency Ratio (non- GAAP)) 75.32% 82.98% 81.85% 80.67% 82.68% For the quarter ended (Dollars in thousands)

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 33 141 Elm Street, Westfield, MA